EXHIBIT 10.41

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

November 10, 2015

Sinopharm Holding Hong Kong International Limited
27/F 01, Floor 27
148 Electric Road,
North Point, Hong Kong
Attention:  General Manager

Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited
RM 1903, No. 175, East Yan’an Road
Huangpu District, Shanghai
Attention:  General Manager

Re:Letter Agreement modifying the Re-Exportation Agreement (the “2013 Re-Exportation Agreement”), effective January 1, 2013, by and among SciClone Pharmaceuticals International China Holding Ltd. (“SPIL”), Sinopharm Holding Hong Kong International Limited (“Re-Exporter”) and Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited (“Importer”).

Dear Mr. Cong and Mr. Huang:

This letter agreement (the “Letter Agreement”) modifies the 2013 Re-Exportation Agreement.  Unless otherwise expressly provided in this Letter Agreement, terms with initial capital letters are defined as set forth in the 2013 Re-Exportation Agreement.

Pursuant to Section 12.10, the Parties mutually agree to modify the 2103 Re-Exportation Agreement as follows:

1.

Notwithstanding Section 4.1 (Ordering of Products by Re-Exporter), all orders of Product for the period starting October 1, 2015 through the expiration of the 2013 Re-Exportation Agreement on December 31, 2015 (the “Q4 2015 Orders”) shall be placed by Importer directly to SPIL.

SciClone Pharmaceuticals International China Holding Ltd.

Registered Office:  P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Tel:  (1345) 949 7546Fax:  (1345) 949 7740

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CONFIDENTIAL

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.

All Purchase Orders issued at any time by Re-Exporter for Q4 2015 Orders are hereby cancelled.  In place of all such cancelled orders, Importer shall issue to SPIL Purchase Orders (“Importer’s Q4 2015 Purchase Orders”) for the same quantities of Products that Re-Exporter ordered or was required to order.

3.

Notwithstanding Section 3.1 (Supply of Product), SPIL shall supply Products directly to Importer pursuant to Importer’s Q4 2015 Purchase Orders (“Q4 2015 Products”).  Re-Exporter shall not receive, nor have any rights with respect to, any Q4 2015 Products.

4.

Importer shall pay SPIL an amount equal to the US$[***] per vial set forth on Exhibit A to the 2013 Re-Exportation Agreement and its last amendment as of January 1, 2015.  Re-Exporter shall not have any obligation to pay SPIL any amounts for such Q4 2015 Products that SPIL delivers directly to Importer pursuant to Importer’s Q4 2015 Purchase Orders.

5.

Except for the pricing described in Paragraph 4 above, in all other respects the importation and sale of Q4 2015 Products that SPIL supplies to Importer pursuant to the Q4 2015 Orders shall be governed by the terms and conditions of the Import and Distribution Agreement effective on January 1, 2016, by and between SPIL and Importer (the “2016 Import Agreement”).  SPIL and Importer hereby agree, pursuant to Section 12.10 of the 2016 Import Agreement, to make the 2016 Import Agreement effective beginning October 1, 2015 for the sole purpose of enabling the importation and distribution of the Q4 2015 Products as described above.

Except as modified as described above, the 2013 Re-Exportation Agreement and the 2016 Import Agreement remain in full effect and enforceable according to their terms.  The signature page for this Letter Agreement is attached and may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Sincerely,

/s/ Richard Harris

Richard Harris

Director

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EXHIBIT 10.41

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Parties have caused their duly authorized representatives to execute this Letter Agreement dated November 10, 2015.

AGREED:
SPIL: SciClone Pharmaceuticals International China Holding Ltd. By: /s/ Richard Harris Name: Richard W. Harris Title: Director Date: 11 November 2015
Re-Exporter: Sinopharm Holding Hong Kong International Limited By: /s/ Cong Zhen Name: Cong Zhen Title: General Manager Date: 13 November 2015

WEST\268168620.11

CONFIDENTIAL

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Importer: Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited By: /s/ Rongjun Huang Name: Rongjun Huang Title: General Manager Date: 12 November 2015

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